UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

Yorkville Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42720	98-1850073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, New Jersey	07092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 985-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	MCGAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	MCGA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MCGAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of Business Combination Agreement

As previously disclosed, on August 25, 2025, Yorkville Acquisition Corp. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among (a) the Company, (b) YA S3 Inc., a Florida corporation and an indirect wholly owned subsidiary of the Company (“SPAC Sub”), (c) Foris Holdings KY Limited, a Cayman Islands exempted company (“Crypto.com”), (d) Crypto.com Strategy Holdings, a Cayman Islands exempted company and an indirect wholly owned subsidiary of Crypto.com (“Crypto.com Sub”), (e) Trump Media & Technology Group Corp., a Florida corporation (“TMTG”), and (f) Yorkville Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), as amended by Amendment No. 1 to the Business Combination Agreement on October 31, 2025. The Company, SPAC Sub, Crypto.com, Crypto.com Sub, TMTG, and Sponsor are referred to herein as the “Parties.”

On August 7, 2026, the Parties entered into a Mutual Termination and Release Agreement (the “Termination Agreement”), pursuant to which the Business Combination Agreement was terminated by the mutual consent of the Parties, effective as of August 7, 2026, due to market conditions.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 8.01.	Other Events.

On August 7, 2026, the Company issues a press release announcing the Termination Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Mutual Termination and Release Agreement, dated as of August 7, 2026 by and among the Company, SPAC Sub, Crypto.com, Crypto.com Sub, TMTG and the Sponsor.
99.1	Press Release, dated as of August 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YORKVILLE ACQUISITION CORP.

By:	/s/ Troy Rillo
Name:	Troy Rillo
Chief Executive Officer and Financial Officer

Date: August 10, 2026